EXHIBIT 32

AXONYX INC.

SECTION 1350 CERTIFICATIONS

In connection with the periodic report of AXONYX INC., a Nevada corporation (the “Company”), on Form 10-K, and as amended on Form 10-K/A, for the period ended December 31, 2004, as filed with the Securities and Exchange Commission (the “Report”), I, GOSSE B. BRUINSMA, Chief Executive Officer of the Company, hereby certify as of the date hereof, solely for purposes of Title 18, Chapter 63, Section 1350 of the United States Code, that to the best of my knowledge:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

This Certification has not been, and shall not be deemed, “filed” with the Securities and Exchange Commission.

Date: March 30, 2005

By: /s/ GOSSE B. BRUINSMA

Gosse B. Bruinsma

In connection with the periodic report of AXONYX INC., a Nevada corporation (the “Company”), on Form 10-K, and as amended on Form 10-K/A, for the period ended December 31, 2004, as filed with the Securities and Exchange Commission (the “Report”), I, S. COLIN NEILL, Chief Financial Officer of the Company, hereby certify as of the date hereof, solely for purposes of Title 18, Chapter 63, Section 1350 of the United States Code, that to the best of my knowledge:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

This Certification has not been, and shall not be deemed, “filed” with the Securities and Exchange Commission.

Date: March 30, 2005

By: /s/ S. COLIN NEILL

S. Colin Neill

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging or otherwise adopting the signatures that appear in typed form within the electronic version of this written statement required by Section 906, has been provided to Axonyx Inc. and will be retained by Axonyx Inc. and furnished to the Securities and Exchange Commission or its staff upon request.